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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 26, 1998

ASSET BACKED SECURITIES CORPORATION (as depositor under a Pooling and Servicing Agreement dated as of June 1, 1998 providing for, inter alia, the issuance of Chevy Chase Bank, F.S.B. Mortgage-Backed Pass-Through Certificates, Series 1998-
CCB2)

                      Asset Backed Securities Corporation
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            (Exact name of registrant as specified in its charter)

         DELAWARE                     333-365                   13-3354848
(State or other jurisdiction         (Commission            (I.R.S. employer
    of incorporation)                file number)          identification no.)


11 Madison Avenue, New York, New York                         10010
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(Address of principal executive offices)                    (Zip code)


                                (212) 325-2000
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              Registrant's telephone number, including area code


                                Not Applicable
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         (Former name or former address, if changed since last report)




                        Exhibit Index Located on Page 2
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Items 1 through 4, 6 and 8 are not included because they are not applicable.

Item 5.  Other Events.
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         The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1997 and December 31, 1996 and for the three year period ended December 31, 1997, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 31, 1998) and the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of March 31, 1998, and for periods ended March 31, 1998 and March 31, 1997, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 1998 (which was filed with the Securities and Exchange Commission on May 15,
1998) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-365) of the Registrant; and (iii) the Prospectus Supplement for Chevy Chase Bank, F.S.B. Mortgage-Backed Pass-Through Certificates, Series 1998-CCB2, and shall be deemed to be a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------
         (a)     Not applicable
         (b)     Not applicable
         (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:


                                                 Sequentially
                                                 Numbered
Exhibit                                          Exibit
Number                                           Page
------                                           ------------

7(c) Pooling and Servicing Agreement, dated as of June 1, 1998 among Asset Backed Securities Corporation, as depositor, Chevy Chase Bank, F.S.B., as seller and servicer, and U.S. Bank National Association, as trustee

23. Consent of KPMG Peat Marwick LLP, independent auditors of Ambac Assurance Corporation with respect to (a) the incorporation by reference in the Prospectus Supplement of their report dated January 29, 1998 on the audit of the consolidated financial statements of Ambac Assurance Corporation as of December 31, 1997 and December 31, 1996 and for the three years ended December 31, 1997 and (b) the reference to their firm under the heading "Experts" in the Prospectus Supplement.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    ASSET BACKED SECURITIES CORPORATION, Registrant

                    By: /s/ Kari Skilbred
                       --------------------------------
                       Name:  Kari Skilbred
                       Title:  Vice President

Dated: June 26, 1998